UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Long-Term Incentive Program

Attached as Exhibit 10.1 and incorporated herein by reference is a Revised Form of Terms and Conditions relating to awards to executive officers in 2014 under the Omnibus Incentive Plan of performance shares and performance units, stock options and book value units under the Company’s 2014 Long-Term Incentive Program. This Revised Form of Terms and Conditions reflects certain technical corrections and modifications to the Form of Terms and Conditions filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 11, 2014.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K:

10.1	Revised Form of Terms and Conditions relating to awards to executive officers in 2014 under the Omnibus Incentive Plan of performance shares and performance units, stock options and book value units under the 2014 Long-Term Incentive Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

Date: February 18, 2014	By:	/s/ Brian J. Morris
		Name:	Brian J. Morris
		Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Revised Form of Terms and Conditions relating to awards to executive officers in 2014 under the Omnibus Incentive Plan of performance shares and performance units, stock options and book value units under the 2014 Long-Term Incentive Program.